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                                                                    Exhibit 10.4


                               GUARANTY AGREEMENT


         THIS GUARANTY AGREEMENT (this "Guaranty Agreement") dated as of December 14, 1998 is made by FORE SYSTEMS HOLDING CORPORATION, a Delaware corporation (the "Guarantor"), in favor of MELLON BANK, N.A., as Construction Lender (together with the various financial institutions which may from time to time become lenders under the Construction Loan Agreement referred to below, and in the event of a Refinancing, the Tranche A Lenders and the Tranche B Lender, collectively, the "Lender") and MELLON FINANCIAL SERVICES CORPORATION #4, as Certificate Purchaser (together with its successors and assigns in such capacity, the "Certificate Purchaser"; the Lender and the Certificate Purchaser are referred to collectively as the "Funding Parties" and individually as a "Funding Party").

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, pursuant to a Construction Loan Agreement, dated as of the date hereof (together with all amendments, restatements and other modifications, if any, from time to time hereafter made thereto, the "Loan Agreement"), between Wilmington Trust Company, not in its individual capacity except as expressly stated therein, but solely as Certificate Trustee and the Construction Lender, the Construction Lender has agreed, subject to the terms and conditions thereof, to make Loans to the Certificate Trustee;

         WHEREAS, pursuant to the terms of a Trust Agreement, dated as of the date hereof (together with all amendments, restatements and other modifications, if any, from time to time hereafter made thereto, the "Trust Agreement"), between Wilmington Trust Company, not in its individual capacity except as expressly stated therein, but solely as Certificate Trustee and the Certificate Purchaser, the Certificate Purchaser has agreed to purchase the Certificate;

         WHEREAS, as a condition to the occurrence of the Documentation Date under the Participation Agreement, dated as of the date hereof (together with all amendments, restatements and other modifications, if any, from time to time hereafter made thereto, the "Participation Agreement"), among Fore Systems, Inc. ("Fore"), the Certificate Trustee, the Certificate Purchaser, and the Construction Lender, the Guarantor is required to execute and deliver this Guaranty Agreement in favor of the Funding Parties;

         WHEREAS, the Guarantor has duly authorized the execution, delivery and performance of this Guaranty Agreement; and

         WHEREAS, it is in the best interests of the Guarantor to execute this Guaranty Agreement inasmuch as the Guarantor will derive substantial benefits from the transactions contemplated by the Loan Agreement, the Trust Agreement and the Participation Agreement;


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         NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Construction Lender to enter into the Loan Agreement and the Certificate Purchaser to purchase the Certificate, and intending to be legally bound hereby, the Guarantor agrees, for the benefit of the Funding Parties, as follows:

                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Guaranty Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

         "Guarantor" is defined in the preamble.

         "Guaranty Agreement" is defined in the preamble.

         "Holder" shall mean any assignee or transferee of an Interest which is assigned or otherwise transferred (in accordance with Section 12.1 of the Participation Agreement to the extent that Section 12.1 is applicable to such transfer).

         "Interest" shall mean all or any of the right, title, or interest and obligations of any Funding Party or any Holder in and to the Loan Agreement or the other Operative Documents, and in the event of a Refinancing, the Refinancing Loan Documents, all or any of the benefits, advantages and obligations of any Funding Party or any Holder under the Loan Agreement or the other Operative Documents, and in the event of a Refinancing, the Refinancing Loan Documents, and all or any right, title and interest of any Funding Party or any Holder in and to the Property.

         "Lender" is defined in the preamble.

         "Lessee" means Fore, in its capacity as Lessee under the Participation Agreement and the Lease.

         "Loan Agreement" is defined in the first recital.

         "Obligations" means all of the following, in each case howsoever created, arising or evidenced, whether direct or indirect, joint or several, absolute or contingent, or now or hereafter existing, or due or to become due: all principal of the Note, interest accrued thereon, the Certificate Amount, Certificate Yield accrued thereon and all additional amounts and other sums at any time due and owing, and required to be paid, to the Participants by the Certificate Trustee under the terms of the Loan Agreement, the Note or any other Operative Documents and, in the event of a Refinancing, to the Tranche A Lenders and the Tranche B Lender under any Refinancing Loan Document (including, without limitation, Section 2.6 of the Construction Loan Agreement); provided, however, except for the representations and warranties of Guarantor provided herein, the liability of the Guarantor hereunder shall be strictly limited to the amount of


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                                                              Guaranty Agreement
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the collateral required to be pledged by the Guarantor under the Pledge and
Security Agreement from time to time; provided further, that prior to the commencement of the Base Term, the aggregate amount payable by the Guarantor hereunder and the Lessee under the Guaranty with respect to a Construction
Agency Event of Default arising solely from an Unrelated Event shall be subject to the limitations on recourse liability applicable to the Lessee set forth in
Section 13.1B.(2) of the Participation Agreement; and provided further, that with respect to an exercise of the Remarketing Option pursuant to Section 20.1 of the Lease, the amount guaranteed under this Guaranty shall not exceed the aggregate amounts Lessee is required to pay under the Lease and the other Operative Documents.

         "Organic Document" means, relative to the Guarantor, its certificate of incorporation, its by-laws and all shareholder agreements, voting trusts and similar arrangements applicable to any of its authorized shares of capital stock.

         "Participation Agreement" is defined in the third recital.

         "Trust Agreement" is defined in the second recital.

         "U.C.C." means the Uniform Commercial Code as in effect in the Commonwealth of Pennsylvania.

         SECTION 1.2. Participation Agreement Definitions. Capitalized terms used but not otherwise defined in this Guaranty Agreement have the respective meanings specified in Appendix 1 to the Participation Agreement; and the rules of interpretation set forth in Appendix 1 to the Participation Agreement shall apply to this Guaranty Agreement.

         SECTION 1.3. U.C.C. Definitions. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Guaranty Agreement, including its preamble and recitals, with such meanings.

                                   ARTICLE II

                          GUARANTY AGREEMENT PROVISIONS

         SECTION 2.1. Guaranty Agreement. The Guarantor hereby absolutely, unconditionally and irrevocably

                  (a) guarantees the full and punctual payment when due (after giving effect to any applicable grace period), whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Obligations, whether for principal, interest, fees, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. Section 362(a)), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. Section 502(b) and Section 506(b)), and


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                                                              Guaranty Agreement
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                  (b) indemnifies and holds harmless each Funding Party and each
         Holder for any and all costs and expenses (including reasonable attorney's fees and expenses) incurred by each Funding Party or such Holder, as the case may be, in enforcing any rights under this Guaranty Agreement.

This Guaranty Agreement constitutes a guaranty of payment when due and not of collection, and the Guarantor specifically agrees that it shall not be necessary or required that any Funding Party or any Holder exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Lessee (or any other Person) before or as a condition to the obligations of the Guarantor hereunder.

         SECTION 2.2. Guaranty Agreement Absolute, etc. This Guaranty Agreement shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until all Obligations have been paid in full, all obligations of the Guarantor hereunder shall have been paid in full and all commitments of the Funding Parties under the Loan Agreement and the other Operative Documents, and in the event of a Refinancing, under the Refinancing Loan Documents, shall have terminated. The Guarantor guarantees that the Obligations will be paid strictly in accordance with the terms of the Loan Agreement and each other Operative Document, and in the event of a Refinancing, each of the Refinancing Loan Documents, under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Funding Party or any Holder with respect thereto. The liability of the Guarantor under this Guaranty Agreement shall be absolute, unconditional and irrevocable irrespective of:

                  (a) any lack of validity, legality or enforceability of the Loan Agreement or any other Operative Document or Refinancing Loan Document;

                  (b) the failure of any Funding Party or any Holder

                           (i) to assert any claim or demand or to enforce any
                  right or remedy against the Certificate Trustee or any other Person (including any other guarantor) under the provisions of the Loan Agreement, any other Operative Document or Refinancing Loan Document or otherwise, or

                           (ii) to exercise any right or remedy against any
                  other guarantor of, or collateral securing, any Obligations;

                  (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other extension, compromise or renewal of any Obligation;

                  (d) any reduction, limitation, impairment or termination of the Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the

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                                                              Guaranty Agreement
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         invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, the Obligations;

                  (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Loan Agreement or any other Operative Document or Refinancing Loan Document;

                  (f) any addition, exchange, release, surrender or nonperfection of any collateral, or any amendment to or waiver or release or addition of, or consent to departure from, any other guaranty, held by any Funding Party or any Holder securing any of the Obligations; or

                  (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Certificate Trustee, any surety or any guarantor.

         SECTION 2.3. Reinstatement, etc. The Guarantor agrees that this Guaranty Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations is rescinded or must otherwise be restored by any Funding Party or any Holder, upon the insolvency, bankruptcy or reorganization of Lessee, or otherwise, as though such payment had not been made.

         SECTION 2.4. Waiver, etc. The Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations of the Lessee and this Guaranty Agreement and any requirement that any Funding Party or any Holder protect, secure, perfect or insure any security interest or Lien, or any property subject thereto, or exhaust any right or take any action against the Certificate Trustee or any other Person (including any other guarantor) or entity or any collateral securing the Obligations.

         SECTION 2.5. Waiver of Subrogation. The Guarantor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against the Certificate Trustee that arise from the existence, payment, performance or enforcement of the Guarantor's obligations under this Guaranty Agreement or any other Operative Document or Refinancing Loan Document, including any right of subrogation, reimbursement, exoneration, or indemnification, any right to participate in any claim or remedy of any Funding Party or any Holder against the Lessee or any collateral which any Funding Party now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including the right to take or receive from the Certificate Trustee, directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to the Guarantor in violation of the preceding sentence and the Obligations shall not have been paid in cash in full and all Commitments of the Funding Parties under the Loan Agreement and the other Operative Documents, and in the event of a Refinancing, under the Refinancing Loan Documents, have not been terminated, such amount shall be deemed to have been paid to the Guarantor for the benefit of, and held in trust for, the Funding Parties or


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                                                              Guaranty Agreement
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any Holder or Holders, and shall forthwith be paid to the Funding Parties for the benefit of the Funding Parties and any such Holder or Holders to be credited and applied upon the Obligations, whether matured or unmatured. The Guarantor acknowledges that it will receive benefits from the financing and other arrangements contemplated by the Loan Agreement, the Trust Agreement, the Participation Agreement and, in the event of a Refinancing, under the Refinancing Loan Documents, and that the waiver set forth in this Section is knowingly made in contemplation of such benefits.

         SECTION 2.6. Successors, Transferees and Assigns; Transfers of Interests, etc. This Guaranty Agreement shall:

                  (a) be binding upon the Guarantor and its successors, transferees and assigns; and

                  (b) inure to the benefit of and be enforceable by each Funding Party, each Holder and each of their respective successors.

Without limiting the generality of clause (b), any Lender and/or any Holder may, in accordance with Section 12.1 of the Participation Agreement, and the Certificate Purchaser and any Tranche A Lenders and the Tranche B Lender may, assign or otherwise transfer (in whole or in part) any Interest held by it to any Holder, and such Holder shall thereupon become vested with all rights and benefits in respect thereof granted to the respective Funding Parties under any Operative Document (including this Guaranty Agreement), Refinancing Document or otherwise.

         SECTION 2.7. Consent to Jurisdiction; Waiver of Immunities. The Guarantor hereby acknowledges and agrees that:

                  (a) It irrevocably submits to the jurisdiction of any federal court sitting in Pennsylvania in any action or proceeding arising out of or relating to this Guaranty Agreement, and the Guarantor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such federal court. The Guarantor hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

                  (b) Nothing in this Section shall affect the right of any Funding Party or any Holder to serve legal process in any other manner permitted by law or affect the right of any Funding Party or any Holder to bring any action or proceeding against the Guarantor or its property in the courts of any other jurisdictions.


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                                                              Guaranty Agreement
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                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         SECTION 3.1. Representations and Warranties. The Guarantor hereby represents and warrants to each Funding Party as set forth below:

                  (a) Corporate Status. The Guarantor (i) is a duly organized and validly existing corporation in good standing under the laws of the State of Delaware and (ii) has duly qualified and is authorized to do business and is in good standing in all jurisdictions where the failure to do so might have a material adverse effect on it or its properties. The Guarantor is and shall at all times remain a 100% wholly-owned subsidiary of the Lessee.

                  (b) Corporate Power and Authority. The Guarantor has the corporate power and authority to execute, deliver and carry out the terms and provisions of the Operative Documents to which it is or will be a party and has taken all necessary corporate action to authorize the execution, delivery and performance of the Operative Documents to which it is a party and has duly executed and delivered each Operative Document required to be executed and delivered by it and, assuming the due authorization, execution and delivery thereof on the part of each other party thereto, each such Operative Document constitutes a legal, valid and binding obligation enforceable against it in accordance with its terms, except as the same may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting the enforcement of creditors' rights or by general equitable principles.

                  (c) No Violation. Neither the execution, delivery and performance by the Guarantor of the Operative Documents to which it is or will be a party nor compliance with the terms and provisions thereof, nor the consummation by the Guarantor of the transactions contemplated therein (i) result or will result in a violation by the Guarantor of any Applicable Law applicable to it or the Property, (ii) violate or result in any breach which would constitute a default under, or (other than pursuant to the Operative Documents) result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Guarantor pursuant to the terms of any indenture, loan agreement or other agreement for borrowed money to which the Guarantor is a party or by which it or any of its property or assets is bound or to which it may be subject (other than Permitted Liens), or (iii) will violate any provision of the certificate of incorporation or by-laws of the Guarantor.

                  (d) Litigation. There are no actions, suits or proceedings pending or, to the knowledge of the Guarantor, threatened that question the validity of the Operative Documents or the rights or remedies of the Lessor, the Certificate Purchaser or the Construction Lender with respect to the Guarantor or the Property under the Operative Documents.

                  (e) Governmental Approvals. No Governmental Action by any Governmental

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                                                              Guaranty Agreement

         Authority having jurisdiction over the Guarantor or the Property is required to authorize or is required in connection with (i) the execution, delivery and performance by the Guarantor of any Operative Document to which it is a party and (ii) the legality, validity, binding effect or enforceability against the Guarantor of any Operative Document to which it is a party.

                  (f) Investment Company Act. The Guarantor is not an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act.

                  (g) Public Utility Holding Company Act. The Guarantor is not a "holding company" or a "subsidiary company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Company Act of 1935, as amended.

                  (h) All United States Federal income tax returns and all other tax returns which are required to have been filed have been or will be filed by or on behalf of the Guarantor by the respective due dates, including extensions, and all taxes due with respect to the Guarantor pursuant to such returns or pursuant to any assessment received by the Guarantor have been or will be paid. The charges, accruals and reserves on the books of the Guarantor in respect of taxes or other governmental charges are, in the opinion of the Guarantor, adequate.

                  (i) Solvency. The Guarantor is Solvent.


                                   ARTICLE IV

                                    COVENANTS

         SECTION 4.1. Covenants. The Guarantor, so long as any portion of the Obligations shall remain unpaid or any Funding Party shall have any outstanding Commitments under the Loan Agreement or the other Operative Documents, or in the event of a Refinancing, under any Refinancing Loan Document, covenants and agrees as set forth below:

                  (a) Compliance with Laws. The Guarantor shall comply in all material respects with all Applicable Laws.

                  (b) Required Transfers. The Guarantor will maintain, or cause to be maintained, at all times throughout the Interim Term, the Base Term and any Renewal Term, Qualified Assets in the amounts, and transfer Qualified Assets in the amounts at the times and to the accounts, all as provided in the Pledge and Security Agreement.

                  (c) Payment of Taxes, Etc. The Guarantor shall pay and discharge before the

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                                                              Guaranty Agreement
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         same shall become delinquent, (i) all taxes, assessments and governmental charges or levies imposed upon it or upon its property, and (ii) all lawful claims that, if unpaid, might by law become a Lien upon its property, other than those arising from Permitted Liens;

                                    ARTICLE V

                            MISCELLANEOUS PROVISIONS

         SECTION 5.1. Operative Document. This Guaranty Agreement is an Operative Document executed pursuant to the Loan Agreement and the Participation Agreement.

         SECTION 5.2. Binding on Successors, Transferees and Assigns; Assignment of Guaranty Agreement. In addition to, and not in limitation of, Section 2.6, this Guaranty Agreement shall be binding upon the Guarantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Funding Party and each Holder and their respective successors and assigns (to the full extent provided pursuant to Section 2.6); provided, however, that the Guarantor may not assign any of its obligations hereunder without the prior written consent of each Funding Party and each Holder.

         SECTION 5.3. Amendments, etc. No amendment to or waiver of any provision of this Guaranty Agreement, nor consent to any departure by the Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by each Funding Party and each Holder, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 5.4. Addresses for Notices. All notices, demands, requests, consents, approvals and other communications hereunder shall be in writing and directed to the address described in, and deemed received in accordance with the provisions of, Section 14.3 of the Participation Agreement.

         SECTION 5.5. No Waiver; Remedies. In addition to, and not in limitation of, Section 2.2 and Section 2.4, no failure on the part of any Funding Party or any Holder to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION 5.6. Section Captions. Section captions used in this Guaranty Agreement are for convenience of reference only, and shall not affect the construction of this Guaranty Agreement.

         SECTION 5.7. Severability. Wherever possible each provision of this Guaranty Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without



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                                                              Guaranty Agreement
invalidating the remainder of such provision or the remaining provisions of this Guaranty Agreement.

         SECTION 5.8. Termination of Guaranty Agreement. The Guarantor's obligations under this Guaranty Agreement shall terminate on the date upon which all Obligations are satisfied in full, subject to reinstatement as provided in
Section 2.3 hereof.

         SECTION 5.9. GOVERNING LAW. THIS GUARANTY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH LAWS OF THE COMMONWEALTH OF PENNSYLVANIA, WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS. FOR PURPOSES OF ANY ACTION OR PROCEEDING INVOLVING THIS GUARANTY AGREEMENT, THE GUARANTOR HEREBY EXPRESSLY SUBMITS TO THE JURISDICTION OF ALL FEDERAL AND STATE COURTS LOCATED IN THE COMMONWEALTH OF PENNSYLVANIA AND CONSENTS THAT IT MAY BE SERVED WITH ANY PROCESS OR PAPER BY REGISTERED MAIL OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE COMMONWEALTH OF PENNSYLVANIA.

         SECTION 5.10. WAIVER OF JURY TRIAL. THE GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY AGREEMENT. THE GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER ENTERING INTO THE LOAN AGREEMENT AND THE CERTIFICATE PURCHASER PURCHASING THE CERTIFICATE.


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         SECTION 5.11. POWER TO CONFESS JUDGMENT. THE GUARANTOR HEREBY
AUTHORIZES AND EMPOWERS THE PROTHONOTARY OR ANY ATTORNEY OF ANY COURT OF RECORD WITHIN THE COMMONWEALTH OF PENNSYLVANIA OR ELSEWHERE AFTER AN EVENT OF DEFAULT UNDER THIS GUARANTY AGREEMENT, THE LEASE, THE CONSTRUCTION AGENCY AGREEMENT, OR ANY OF THE OPERATIVE DOCUMENTS AND, IN THE EVENT OF A REFINANCING, ANY REFINANCING LOAN DOCUMENT, TO APPEAR FOR THE GUARANTOR, AND, WITH OR WITHOUT DECLARATION FILED, CONFESS JUDGMENT AGAINST THE GUARANTOR IN FAVOR OF THE FUNDING PARTIES, AS OF ANY TERM, FOR THE UNPAID OBLIGATIONS HEREUNDER, AND INCLUDING, WITHOUT LIMITATION, ALL ACCRUED AND UNPAID INTEREST, CHARGES, EXPENSES OR OTHER AMOUNTS PAYABLE UNDER THIS GUARANTY AGREEMENT, THE LEASE, THE CONSTRUCTION AGENCY AGREEMENT, OR UNDER ANY OF THE OPERATIVE DOCUMENTS, AND, IN THE EVENT OF A REFINANCING, ANY REFINANCING LOAN DOCUMENT, WHETHER BY ACCELERATION OR OTHERWISE WITH COSTS OF SUIT AND A REASONABLE ATTORNEY'S COMMISSION AS CERTIFIED BY THE FUNDING PARTIES WITH RELEASE OF ALL ERRORS, WAIVING ALL LAWS EXEMPTING REAL OR PERSONAL PROPERTY FROM EXECUTION TO THE EXTENT THAT SUCH LAWS MAY LAWFULLY BE WAIVED BY THE GUARANTOR. NO SINGLE EXERCISE OF THE FOREGOING POWER TO CONFESS JUDGMENT SHALL BE DEEMED TO EXHAUST THE POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE VALID, VOIDABLE, OR VOID, BUT THE POWER SHALL CONTINUE UNDIMINISHED AND IT MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS THE FUNDING PARTIES SHALL ELECT, UNTIL SUCH TIME AS THE FUNDING PARTIES SHALL HAVE RECEIVED PAYMENT IN FULL OF THE OBLIGATIONS, INTEREST AND COSTS AND ALL AMOUNTS PAYABLE UNDER THIS GUARANTY AGREEMENT.

         BY SIGNING THIS INSTRUMENT, THE GUARANTOR HEREBY ACKNOWLEDGES THAT IT HAS READ, HAS HAD THE OPPORTUNITY TO HAVE IT REVIEWED BY LEGAL COUNSEL, UNDERSTANDS, AND AGREES TO THE PROVISIONS CONTAINED HEREIN, INCLUDING THE CONFESSION OF JUDGMENT PROVISION AND UNDERSTANDS THAT A CONFESSION OF JUDGMENT CONSTITUTES A WAIVER OF RIGHTS IT OTHERWISE WOULD HAVE TO PRIOR NOTICE AND A HEARING BEFORE A JUDGMENT IS ENTERED AGAINST IT AND WHICH MAY RESULT IN A COURT JUDGMENT AGAINST THE GUARANTOR WITHOUT PRIOR NOTICE OR HEARING AND THAT THE AMOUNTS PAYABLE UNDER THIS GUARANTY AGREEMENT MAY BE COLLECTED FROM THE GUARANTOR REGARDLESS OF ANY CLAIM THE GUARANTOR MAY HAVE AGAINST ANY FUNDING PARTY.


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Initial

         SECTION 5.12. POWER TO EXECUTE ON A JUDGMENT WITHOUT HEARING. THE GUARANTOR HEREBY AUTHORIZES AND EMPOWERS THE PROTHONOTARY OR ANY ATTORNEY OF ANY COURT OF RECORD OR THE SHERIFF WITHIN THE COMMONWEALTH OF PENNSYLVANIA OR ELSEWHERE, TO TAKE ALL ACTION ALLOWED BY OR PROVIDED FOR IN THE PENNSYLVANIA RULES OF CIVIL PROCEDURE OR OTHER APPLICABLE RULES OF CIVIL PROCEDURE TO EXECUTE ON ANY JUDGMENT ENTERED AGAINST THE GUARANTOR PURSUANT TO THE CONFESSION OF JUDGMENT SET FORTH ABOVE WITHOUT PRIOR NOTICE OR HEARING OF ANY NATURE WHATSOEVER, WAIVING ALL LAWS EXEMPTING REAL OR PERSONAL PROPERTY FROM EXECUTION, TO THE EXTENT THAT SUCH LAWS MAY LAWFULLY BE WAIVED BY THE GUARANTOR. NO SINGLE EXERCISE OF THE FOREGOING POWER TO EXECUTE ON JUDGMENT WITHOUT A HEARING SHALL BE DEEMED TO EXHAUST THE POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE VALID, VOIDABLE OF VOID, BUT THE POWER SHALL CONTINUE UNDIMINISHED AND IT MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS THE FUNDING PARTIES SHALL ELECT UNTIL SUCH TIME AS THE FUNDING PARTIES SHALL HAVE RECEIVED PAYMENT IN FULL OF THE OBLIGATIONS, INTEREST AND COSTS AND ALL AMOUNTS PAYABLE UNDER THIS GUARANTY AGREEMENT.

         BY SIGNING THIS INSTRUMENT THE GUARANTOR HEREBY ACKNOWLEDGES THAT IT HAS READ, HAS HAD THE OPPORTUNITY TO HAVE IT REVIEWED BY LEGAL COUNSEL, UNDERSTANDS AND AGREES TO THE PROVISIONS CONTAINED HEREIN, INCLUDING THE POWER TO EXECUTE ON JUDGMENT WITHOUT A HEARING, AND UNDERSTANDS THAT THE POWER TO EXECUTE ON A JUDGMENT WITHOUT A HEARING CONSTITUTES A WAIVER OF RIGHTS IT OTHERWISE WOULD HAVE TO PRIOR NOTICE AND A HEARING BEFORE EXECUTION ON A JUDGMENT, AND THAT THE AMOUNTS PAYABLE UNDER THIS GUARANTY AGREEMENT MAY BE COLLECTED FROM THE GUARANTOR REGARDLESS OF ANY CLAIM THAT THE GUARANTOR MAY HAVE AGAINST ANY FUNDING PARTY.

         SECTION 5.13. SUBMISSION OF JURISDICTION. THE FUNDING PARTIES AND ALL HOLDERS HEREBY SUBMIT TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF PENNSYLVANIA AND ANY COURT OF THE COMMONWEALTH OF PENNSYLVANIA FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY. THE FUNDING PARTIES AND ALL HOLDERS IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH SUCH PARTY MAY NOW OR HEREAFTER HAVE

                                      -12-
                                                              Guaranty Agreement

TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDINGS BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.



                                      -13-
                                                              Guaranty Agreement

         IN WITNESS WHEREOF, the Guarantor has caused this Guaranty Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.



Attest:                                 FORE SYSTEMS HOLDING CORPORATION



/s/ CHRISTOPHER H. GEBHARDT             By: /s/ GARY J. BRUNNER
---------------------------                 -----------------------------------
                                        Name: Gary J. Brunner
                                              ---------------------------------
                                        Title: Treasurer
                                               --------------------------------



                                      -14-
                                                              Guaranty Agreement